EXHIBIT 21.1
SUBSIDIARIES OF THE KROGER CO.

Agri-Products, Inc.	Arkansas
Bluefield Beverage Company	Ohio
Country Oven, Inc.	Ohio
Dillon Companies, Inc.	Kansas
Also Doing Business As:
Baker's Supermarkets	N/A*
City Market	N/A*
Dillon Food Stores	N/A*
Dillon Stores Division, Inc.	N/A*
Dillon Warehouse	N/A*
GHC Merchandise Distribution	N/A*
Gerbes Supermarkets	N/A*
Jackson Ice Cream Co.	N/A*
Jackson & Company	N/A*
King Soopers	N/A*
Sav-Mor	N/A*
Dotto, Inc.	Indiana
Drugs Distributors, Inc.	Indiana
Embassy International, Inc.	Ohio
Fred Meyer, Inc.	Delaware
Henke & Pillot, Inc.	Texas
Henpil, Inc.	Texas
(Subsidiary of Rocket Newco, Inc.)
Inter-American Foods, Inc.	Ohio
Inter-American Products, Inc.	Ohio
J.V. Distributing, Inc.	Michigan
Kessel FP, L.L.C. Michigan (limited liability company)
Kessel RCD, L.L.C.	Michigan (limited liability company)
Kessel Saginaw, L.L.C.	Michigan (limited liability company)
KRGP Inc.	Ohio
KRLP Inc.	Ohio
The Kroger Co. of Michigan	Michigan
Also Doing Business As:
The Apple Orchard Fruit Market	N/A*
Bi-Lo Discount Foods	N/A*
Kessel Pharmacies	N/A*
Kessel Food Markets	N/A*
World of Videos, Movies and Munch More	N/A*
Michigan Dairy, L.L.C.	Michigan (limited liability company)
Kroger Dedicated Logistics Co.	Ohio
Kroger Limited Partnership I	Ohio (limited partnership)
Also Doing Business As:
Foods Plus	N/A*
Hilander Food Stores	N/A*
JayC Food Stores	N/A*
Kentucky Distribution Center	N/A*
Kroger Kare Home Infusion	N/A*
Owen's Supermarket	N/A*
The Pet Food Super Center	N/A*
The Petfood Place	N/A*
Peyton's Southeastern	N/A*
Ruler Discount Foods	N/A*
Kroger Limited Partnership II	Ohio (limited partnership)
Also Doing Business As:
Country Oven Bakery	N/A*
Crossroad Farms Dairy	N/A*
Indianapolis Bakery	N/A*
K. B. Specialty Foods	N/A*

Kenlake Foods	N/A*
Pace Dairy of Indiana	N/A*
Peyton's Northern	N/A*
Winchester Farms Dairy	N/A*
Kroger Management Co.	Michigan
Kroger Texas L.P.	Ohio (limited partnership)
Also Doing Business As:
America's Beverage Company	N/A*
Vandervoort's Dairy Food Company	N/A*
MANUCO Incorporated	Ohio
One Holdings, Inc.	Delaware
Also Doing Business As:
Seven Holdings, Inc.	N/A*
Pace Dairy Foods Company	Ohio
Pay Less Super Markets, Inc.	Indiana
Peyton's-Southeastern, Inc.	Tennessee
Also Doing Business As:
Peyton's Mid-South Company	N/A*
Supermarket Merchandisers Co.	N/A*
Pontiac Foods, Inc.	South Carolina
RJD Assurance, Inc.	Vermont
Rocket Newco, Inc.	Texas
Southern Ice Cream Specialties, Inc.	Ohio
Ten Holdings, Inc.	Delaware
Three Holdings, Inc.	Delaware
Topvalco, Inc.	Ohio
Two Holdings, Inc.	Delaware
Vine Court Assurance Incorporated	Vermont
Wydiv, Inc.	Texas
(Subsidiary of Rocket Newco, Inc.)

Subsidiaries of Dillon Companies, Inc.
Dillon Real Estate Co., Inc.	Kansas
Fry's Leasing Company, Inc.	Arizona
Junior Food Stores of West Florida, Inc.	Florida
Also Doing Business As:
Tom Thumb Food Stores	N/A*
Kwik Shop, Inc.	Kansas
Mini Mart, Inc.	Wyoming
Also Doing Business As:
Kwik Way Food	N/A*
Loaf 'N Jug, Inc.	N/A*
Quik Stop Markets, Inc.	California
Royalty Enterprises, Ltd.	Colorado
( Subsidiary of Mini Mart, Inc.)
THGP Co., Inc.	Pennsylvania
THLP Co., Inc.	Pennsylvania
Turkey Hill, L.P.	Pennsylvania (limited partnership)
Also Doing Business As:
Turkey Hill Dairy, Inc.	N/A*
Turkey Hill Minit Markets	N/A*
Wells Aircraft, Inc.	Kansas
(Subsidiary of Dillon Real Estate Co., Inc.)

Subsidiaries of Fred Meyer, Inc.
Fred Meyer Stores, Inc.	Delaware
(Subsidiary of Fred Meyer, Inc.)
CB&S Advertising Agency, Inc.	Oregon
(Subsidiary of Fred Meyer Stores, Inc.)
Distribution Trucking Company	Oregon

(Subsidiary of Fred Meyer Stores, Inc.)
FM, Inc.	Utah
(Subsidiary of Fred Meyer Stores, Inc.)
FM Holding Corporation	Delaware
(Subsidiary of Fred Meyer Stores, Inc.)
Grand Central, Inc.	Utah
(Subsidiary of FM Holding Corporation)
Fred Meyer of Alaska, Inc.	Alaska
(Subsidiary of Fred Meyer Stores, Inc.)
Also Doing Business As:
FM Fuel Stop	N/A*
Fred Meyer of California, Inc.	California
(Subsidiary of Fred Meyer Stores, Inc.)
Fred Meyer (HK) Limited	Hong Kong
(Subsidiary of Fred Meyer Stores, Inc.)
Fred Meyer Jewelers, Inc.	California
(Subsidiary of Fred Meyer Stores, Inc.)
Also Doing Business As:
Littman Jewelers	N/A*
Barclay Jewelers	N/A*
Roundup Co.	Washington
(Subsidiary of Fred Meyer Stores, Inc.)
Also Doing Business As:
FM Fuel Stop	N/A*
JH Properties, Inc.	Washington
(Subsidiary of Roundup Co.)
Smith's Food & Drug Centers, Inc.	Delaware
(Subsidiary of Fred Meyer, Inc.)
Also Doing Business As:
Fry's Food & Drug Stores	N/A*
Fry's Marketplace	N/A*
Peyton's Phoenix	N/A*
Richie's, Inc.	Texas
(Subsidiary of Smith's Food & Drug Centers, Inc.)
Smith's Beverage of Wyoming	Wyoming
(Subsidiary of Smith's Food & Drug Centers, Inc.)
Healthy Options Inc.	Delaware
(Subsidiary of Fred Meyer, Inc.)
Also Doing Business As:
Postal Prescription Services	N/A*
Quality Food Centers, Inc.	Washington
(Subsidiary of Fred Meyer, Inc.)
Hughes Markets, Inc.	California
(Subsidiary of Quality Food Centers, Inc.)
Hughes Realty, Inc.	California
(Subsidiary of Hughes Markets, Inc.)
KU Acquisition Corporation	Washington
(Subsidiary of Quality Food Centers, Inc.)
Quality Foods, Inc.	Delaware
(Subsidiary of Quality Food Centers, Inc.)
Quality Food Holdings, Inc.	Delaware
(Subsidiary of Quality Food, Inc.)
QFC Sub, Inc.	Washington
(Subsidiary of Quality Food Holdings, Inc.)
Second Story, Inc.	Washington
(Subsidiary of Quality Food Centers, Inc.)
Food 4 Less Holdings, Inc.	Delaware
(Subsidiary of Fred Meyer, Inc.)
Ralphs Grocery Company	Delaware
(Subsidiary of Food 4 Less Holdings, Inc.)

Also Doing Business As:
Food 4 Less	N/A*
Foods Co.	N/A*
Cala Co.	Delaware
(Subsidiary of Ralphs Grocery Company)
Bay Area Warehouse Stores, Inc.	California
(Subsidiary of Cala Co.)
Bell Markets, Inc.	California
(Subsidiary of Cala Co.)
Cala Foods, Inc.	California
(Subsidiary of Cala Co.)
Crawford Stores, Inc.	California
(Subsidiary of Ralphs Grocery Company)
Food 4 Less of Southern California, Inc.	Delaware
(Subsidiary of Ralphs Grocery Company)
Alpha Beta Company	California
(Subsidiary of Food 4 Less of Southern California, Inc.)
Food 4 Less GM, Inc.	California
(Subsidiary of Alpha Beta Company)
Food 4 Less of California, Inc.	California
(Subsidiary of Alpha Beta Company)
Food 4 Less Merchandising, Inc.	California
(Subsidiary of Alpha Beta Company)